EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JULY 5, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2012, as supplemented of EQ Advisors Trust (“Trust”) regarding the EQ/AXA Franklin Small Cap Value Core Portfolio. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change for the EQ/AXA Franklin Small Cap Value Core Portfolio (the “Portfolio”) of the Trust.

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Effective July 1, 2012, the following information replaces in its entirety the information in the table under the section “Who Manages the Portfolio – Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”) – Portfolio Managers”:

Name	Title	Date Began Managing a Portion of the Portfolio
William J. Lippman	President of Franklin Advisory	September 2006
Bruce C. Baughman, CPA	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006
Margaret McGee	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006
Donald G. Taylor, CPA	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006
Steven R. Raineri	Portfolio Manager of Franklin Advisory	July 2012

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The last sentence of the second paragraph in the section entitled “Management of the Trust – The Advisers – Franklin Advisory Services, LLC” is hereby deleted and replaced with the following:

The portfolio managers of the team include William J. Lippman, Bruce C. Baughman, CPA, Margaret McGee, Donald G. Taylor, CPA and Steven R. Raineri. Messrs. Lippman and Raineri are jointly and primarily responsible for the investments of the Portfolio.

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The third and fourth sentences of the third paragraph in the section entitled “Management of the Trust – The Advisers – Franklin Advisory Services, LLC” are hereby deleted and replaced with the following:

He and Mr. Raineri have equal authority over all aspects of the Portfolio’s investments, including, but not limited to, purchases and sales of individual securities.

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The following information is hereby added to the section entitled “Management of the Trust – The Advisers – Franklin Advisory Services, LLC” of the Prospectus:

Mr. Raineri, portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 2005. He and Mr. Lippman have equal authority over all aspects of the Portfolio’s investments, including, but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.